UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2017

BERGIO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-150029	27-1338257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Daniel Road

East Fairfield, NJ 07004

(Address of principal executive offices) (Zip Code)

(973) 227-3230

Registrant’s telephone number, including area code:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

On April 17, 2017, the Board of Directors of Bergio, Inc. (the “Company”), functioning as the Company’s Audit Committee, and the Company’s independent registered public accounting firm determined that the Company’s unaudited financial statements for the quarters ended June 30, 2016 and September 30, 2016 filed on quarterly reports on Form 10-Q with the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2016 and November 14, 2016, respectively, contained material misstatements  pertaining to a certain revenue transaction that the Company determined needed to be reversed. In connection with its review of the consolidated financial statements for the fiscal year ended December 31, 2016, management of the Company determined that the previously issued financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2016 and September 30, 2016 should be amended to correct errors in those financial statements.

Below is the quarterly consolidated data for the year ended December 31, 2016 to be restated, compared to the quarterly consolidated data for the year ended December 31, 2016 as previously filed.

2016 Restated	June 30	September 30

Net sales	$51,079	$88,986
Gross margin	$74,227	$88,358
Income before taxes	$(149,328)	$(153,633)
Net income (loss)(1)	$(149,328)	$(153,633)
Net income attributable to Bergio International, Inc.	$(140,542)	(144,537)
Basic loss per share (1)	$(0.00)	$(0.00)
Diluted loss per share (1)	$(0.00)	$(0.00)

2016 As Previously Filed	June 30	September 30

Net sales	$548,679	$88,986
Gross margin	$250,721	$88,358
Income before taxes	$171,778	$(153,633)
Net income (1)	$171,778	$(153,633)
Net income attributable to Bergio International, Inc.	$180,654	(144,537)
Basic income per share (1)	$0.00	$(0.00)
Diluted income per share (1)	$0.00	$(0.00)

(1)

The unaudited financial statements of the Company for the quarter ended June 30, 2016, filed in a quarterly report on Form 10-Q with the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2016, contained material misstatements.

The Company has reviewed its accounting policies and procedures on April 17, 2016, and determined that the quarter ended June 30, 2016, will need to be restated for the categories described above and therefore should not be relied upon.

The decision to restate the financial statements for the quarters ended June 30, 2016 and September 30, 2016 was made after management’s discovery and analysis of one transaction that should have been reflected in such quarters' financial statements.

We intend to file with the SEC as soon as practicable an amendment to our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2016 and September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERGIO INTERNATIONAL, INC.

Date: April 20, 2017	By:	/s/ Berge Abajian
Name: Berge Abajian
Title: Chief Executive Officer

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